Exhibit 99

BARRISTER GLOBAL SERVICES NETWORKS, INC.

CERTIFICATION
PURSUANT TO 18 U. S. C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Barrister Global Services Network, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:

     The Quarterly Report on Form 10-Q for the quarter ending December 31, 2002 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 14, 2003	By: /s/ William O. Bray William O. Bray President and Chief Executive Officer

Date:	February 14, 2003	By: /s/ Richard P. Beyer Richard P. Beyer Senior Vice President, Finance (Principal Financial Officer)

21